UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

October 15, 2008 (October 15, 2008)

Date of Report (Date of earliest event reported)

MPS Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-24484	59-3116655
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Independent Drive, Jacksonville, Florida 32202

(Address of principal executive offices)

(Zip Code)

(904) 360-2000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 15, 2008, MPS Group, Inc. issued a press release announcing certain financial results for the third quarter of 2008 and other matters described in the press release furnished as Exhibit 99.1 hereto, which is incorporated into Item 2.02 of this Form 8-K by reference.

Item 7.01	Regulation FD Disclosure.

The information included under Item 2.02 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit
99.1	Press release dated October 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPS GROUP, INC.

By:	/s/ Robert P. Crouch
Robert P. Crouch Chief Financial Officer and Treasurer

Date: October 15, 2008